Securities and Exchange Commission

                     Washington, DC  20549

                            Form 8-K

                         Current Report

             Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act 1934


                 Date of Report March 26, 1999
               (Date of earliest event reported)



              MidAmerican Energy Holdings Company
     (Exact name of registrant as specified in its charter)



    Iowa                    0-25551            94-2213782
(State or other          (Commission File    (IRS Employer
 jurisdiction of                Number)     Identification No.)
 incorporation or
 organization)



 666 Grand Avenue      Des Moines, IA            50309
(Address of principal executive offices)       Zip Code




Registrant's Telephone Number, including area code:    (515) 242-4300




                              N/A
 (Former name or former address, if changed since last report)

Item 5.   Other Events.

     Cautionary Statements. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"), MidAmerican Energy Holdings Company (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those expressed or implied by forward-looking statements of the Company made by or on behalf of the Company, whether oral or written. The Company wishes to ensure that any forward-looking statements are accompanied by meaningful cautionary statements in order to maximize to the fullest extent possible the protections of the safe harbor established in the Reform Act. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, among others, that could cause the Company's actual results to differ materially from those expressed or implied by forward-looking statements of the Company made by or on behalf of the Company.

      The Company cautions that the following important factors, among others (including but not limited to factors mentioned from time to time in the Company's reports filed with the Securities and Exchange Commission), could affect the Company's actual results and could cause the Company's actual consolidated results to differ materially from those expressed or implied by any forward-looking statements of the Company made by or on behalf of the Company. The factors included here are not exhaustive. Forward looking statements, by their nature, are speculative and are based on then current expectations involving a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Company to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed or implied by any forward-looking statements. Therefore, forward-looking statements should not be relied upon as a prediction of actual future results.

      1. Acquisitions. The Company's recent growth has been achieved, in part, through strategic acquisitions in the energy industry which complement and diversify the Company's existing business. The Company intends to continue to pursue its growth by acquisition strategy for the foreseeable future. The Company's ability to pursue acquisition opportunities successfully will depend on many factors, including, among others, the Company's ability to (i) identify suitable acquisition opportunities, (ii) consummate the acquisition, including obtaining any necessary financing and regulatory approvals on satisfactory terms, and (iii) successfully integrate acquired businesses. The acquisition and integration of acquired businesses entails numerous risks, including, among others, the risk of diverting management's attention from the day-to-day operations of the Company, the risk that the acquired businesses will require substantial capital and financial investments and the risk that the investments will fail to perform in accordance with expectations. There can be no assurance that future acquisition opportunities, if any, can be consummated on favorable terms or that the Company's integration efforts will be as successful as expected.

      2. Development Uncertainty. The Company is actively seeking to develop, construct, own and operate new energy projects (including, without limitation, generation, distribution, exploration/production, storage and supply projects, and related services), both domestically and internationally, the completion of any of which is subject to substantial risk. Development can require the Company to expend significant sums for preliminary engineering, permitting, fuel supply, resource exploration, legal and other expenses in preparation for competitive bids which the Company may not win or before it can be determined whether a project is feasible, economically attractive or capable of being financed. Successful development and construction is contingent upon, among other things, negotiation on terms satisfactory to the Company of engineering, construction, fuel supply and power sales or other contracts with other project participants, receipt of adequate security for the obligations of project participants, receipt of required governmental permits and consents and timely implementation of construction. Projects under construction are subject to customary risks associated with the construction of power plants including risks of delay in completion, cost overruns and failures to perform in accordance with the contract terms. Further, there can be no assurance that the Company, which is substantially leveraged, will obtain access to the substantial debt and equity capital required to continue to develop and construct energy projects or to refinance projects. The future growth of the Company is dependent, in large part, upon the demand for significant amounts of additional energy (including the generation, distribution, exploration/production, storage and supply thereof) and related services and its ability to obtain contracts or favorable markets to service portions of this demand . There can be no assurance that development or construction efforts on any particular project, or the Company's development efforts generally, will be successful.

      3. Uncertainties Related to Doing Business Outside the United States. The Company has various projects under construction outside the United States, a number of projects under award outside the United States and a number of projects in operation outside the United States. The financing, development and operation of projects conducting business outside the United States entails significant political and financial risks (including, without limitation, uncertainties associated with privatization efforts in the countries involved, currency exchange rate fluctuations, currency repatriation restrictions, changes in law or regulation, changes in government policy, political instability, civil unrest, contract abrogation and expropriation) and other risk/structuring issues that have the potential to cause substantial delays in respect of, or material impairment of, the value of the project being developed, constructed or operated, which the Company may not be capable of fully insuring against. The uncertainty of the legal environment in certain foreign countries in which the Company owns or is developing or may develop or acquire, directly or indirectly, projects in the future could make it more difficult for the Company to enforce its rights under agreements relating to such projects. In addition, the laws and regulations of certain countries may limit the ability of the Company to hold a majority interest in some of the projects that it may develop or acquire (as is the case with "qualifying facility" projects in the U.S.). The Company's international projects may, in certain cases, be delayed, suspended or terminated by the applicable foreign governments or may be subject to risks of contract abrogation or other uncertainties resulting from changes in government policy or personnel or other reasons. (In this regard, the Company notes that there are significant uncertainties associated with the Dieng, Patuha and Bali projects in Indonesia as a result of a series of actions taken by the Government of Indonesia in 1997 and 1998 (including nonpayment of all monthly "take or pay" invoices for Dieng Unit I, which became operational in March
1998) which have effectively abrogated the contracts held by such projects.) Furthermore, the central monetary authorities of certain countries may have the authority in certain circumstances to suspend, restrict or otherwise impose conditions on foreign exchange transactions or to approve distributions to foreign investors. Although the Company may structure certain power purchase agreements and other project revenue agreements to provide for payments to be made in, or indexed to, United States dollars or a currency freely convertible into United States dollars, there can be no assurance that the Company will be able to achieve this structure in all cases or that a power purchaser or other customer will be able to obtain sufficient dollars or other hard currency or that available dollars will be allocated to pay such obligations. In addition, the Company's investment in certain international companies (including without limitation, Northern Electric plc ("Northern")), where payments are to be made in the foreign currency and any dividends or distributions of earnings in respect of such investment may be significantly affected by fluctuations in the exchange rate between the United States dollar and the British pound or other applicable foreign currency. Although the Company may enter into certain transactions to hedge risks associated with exchange rate fluctuations, there can be no assurance that such transactions will be successful in reducing or eliminating such risks.

      4. Leverage. The Company is substantially leveraged, which presents the risk that the Company might not generate sufficient cash to service the Company's indebtedness or that its leveraged capital structure could limit its ability to finance future acquisitions, develop additional projects, compete effectively and operate successfully under adverse economic conditions.

      5. Holding Company Structure. The Company is a holding company which derives substantially all of its operating income from its subsidiaries and joint ventures. The Company expects that its future development efforts will be similarly structured to involve holding companies, operating subsidiaries and joint ventures. The Company is dependent on the earnings and cash flows of, and dividends from, its direct and indirect subsidiaries and joint ventures to generate the funds necessary to meet its obligations. The availability of distributions from such entities is subject to the satisfaction of various covenants and conditions contained in the applicable subsidiaries' and joint ventures' financing documents and to certain statuary and regulatory restrictions. Furthermore, the Company anticipates that future project level financing will contain, certain conditions and similar restrictions on the distribution of cash to the Company. Any right of the Company to receive any funds or other assets of any of its subsidiaries or other affiliates upon any liquidation or reorganization of the Company will be effectively subordinated to the claims of any such subsidiary's or other affiliates' creditors and preferred stockholders (including trade creditors and holders of debt or preferred stock issued by such subsidiary or other affiliate).

     6. Exploration, Development and Operation Uncertainties of Geothermal Resources. Geothermal exploration, development and operations are subject to uncertainties similar to those typically associated with oil and gas exploration and development, including dry holes and uncontrolled releases. Because of the geological complexities of geothermal reservoirs, the geographic area and sustainable output of geothermal reservoirs can only be estimated and cannot be definitively established. There is, accordingly, a risk of an unexpected decline in the capacity of geothermal wells and a risk of geothermal reservoirs not being sufficient for sustained generation of the electrical power capacity expected. In addition, both the cost of operations and the operating performance of geothermal power plants may be adversely affected by a variety of resource operating factors. Production and injection wells can require frequent maintenance or replacement. Corrosion caused by high-temperature and high-salinity geothermal fluids may compel the replacement or repair of certain equipment, vessels or pipelines. New production and injection wells may be required for the maintenance of operating levels, thereby requiring substantial capital expenditures.

     7. Exploration, Development and Production of Gas Resources. The exploration, development and production of gas resources involve resource-based and geologic risks similar to those for geothermal resources described above, including dry holes, uncontrolled releases and uncertainties relating to resource production, required capital and operating expenditures, and resource quality, quantity, extractability, sustainability and extent of reserves.

      8. General Operating Uncertainties. The operation of a utility (including transmission and distribution systems) or power generating facilities involves many risks, including the breakdown or failure of power generation equipment, pipelines, transmission and distribution lines or other equipment or processes, fuel interruption, and performance below expected levels of output or efficiency, operator error and catastrophic events such as severe storms, fires, earthquakes or explosions. The occurrence of any of these events could significantly reduce or eliminate revenues generated by the Company or significantly increase the expenses of the Company, thereby adversely affecting the ability to receive distributions from project companies. The Company currently possesses property, business interruption, catastrophic and general liability insurance. There can be no assurance that such comprehensive insurance coverage will be available in the future at commercially reasonable costs or terms or that the amounts for which the Company is or will be insured will cover all potential losses. Sales and revenues of a utility may also be adversely affected by general economic, regulatory and business conditions and weather conditions in its territory. Each generating facility may depend on a single or limited number of entities to purchase electricity or thermal energy, to supply water, to supply or transport gas, coal or other fuels to dispose of wastes or to wheel electricity. The failure of any such third party to fulfill its contractual obligations could have a material adverse impact on the Company.

      9. Fuel Supply Operations. The primary fuel source for certain of the Company's affiliate's generating facilities is natural gas or coal and a substantial portion of the operating expenses of such facilities consists of the costs of obtaining natural gas or coal through gas and coal supply agreements and transporting that gas or coal to the projects under transportation agreements. Although the Company believes that its affiliates have contracted for natural gas and coal supply and transportation in sufficient quantities to satisfy the needs of its affiliates generating facilities, the gas and coal suppliers are not required in all cases to provide dedicated reserves in support of their contractual obligations. Unless the gas or coal generating facilities were able to obtain substitute volumes of natural gas and coal, including the requisite transportation services, for such volumes at a price not materially higher than the sum of the contract price under the existing gas and coal supply agreements and any damages paid by the supplier for failure to deliver, the sustained failure of a supplier to deliver natural gas or coal in accordance with its contract could have a material adverse effect on the cash flows to the Company. In addition, under certain gas and coal supply contracts the Company is obligated to pay for a certain minimum quantity of natural gas and coal even if it cannot utilize it. The Company intends to manage its requirements for contract volumes under the gas and coal supply agreements so as to meet the minimum take requirements through a combination of utilization of nominated volumes in operations and resales of the remainder of the volumes to third-party customers, if necessary. Finally, the state, federal and foreign regulatory authorities that have jurisdiction over natural gas and coal transportation have the right to modify aspects of the rates, terms and conditions of those contracts. It is possible that such a modification could materially increase the fuel transportation costs of the projects or give the transporter a right to terminate or suspend or decrease its performance under its contract.

     10. Competition and Industry Restructuring. The international power production market is characterized by numerous strong and capable competitors, many of which have more extensive and more diversified developmental or operating experience (including international experience) and greater financial resources than the Company. Many of these competitors also compete in the U.S. market. Further, in recent years, the domestic power production industry has been characterized by strong and increasing competition with respect to the company's efforts to obtain new power sales agreements. In that regard, many utilities often engage in "competitive bid" solicitations to satisfy new capacity demands. In addition, industry restructuring activity may cause certain utilities or other contract parties to attempt to renegotiate contracts or otherwise fail to perform their contractual obligations, which in turn could adversely affect the Company's results of operations.

     Throughout the United States, the utility industry continues to move towards a competitive environment. Although the extent of restructuring varies between states, increased competition is becoming a reality in virtually every region of the country.
Numerous states have passed restructuring legislation, some of which initiated a phase-in of customer choice in 1998. Legislators and regulators in many other states are addressing the issue. As part of many restructuring legislation packages, electric utilities are required to unbundle traditional services previously provided as a "packaged product" under their rate tariffs. Unbundling allows customers to choose their energy supplier and the level of energy delivery and retail services they desire. Gas utilities are also experiencing separation of the merchant and delivery functions for all classes of customers.

      The generation segment of the electric industry will be significantly impacted by competition. The introduction of competition in the wholesale market has resulted in a proliferation of power marketers and a substantial increase in market activity. As retail competition evolves, margins will be pressured by competition from other utilities, power marketers and self-generation. In addition, many states are implementing or considering regulatory initiatives that would increase access to electric utilities' transmission and distribution systems for independent power producers, utilities, power marketers and electricity customers. Although the anticipated changes in the U.S. electric utility industry may create opportunities, they will also create additional challenges and risks for utilities. Competition will put pressure on margins for traditional electric services.

      These and other industry restructuring efforts by states in the midwest (such as Iowa and Illinois) where MidAmerican Energy Company ("MidAmerican Energy") has or expects to have substantial operations could materially impact the results of operations of the Company and MidAmerican Energy in a manner which is difficult to predict, since such efforts will depend on the terms and timing of such restructuring.

      11. MidAmerican Energy Company Regulatory Environment. MidAmerican Energy is subject to comprehensive regulation by several utility regulatory agencies which significantly influences the operating environment and the recoverability of costs from utility customers. That regulatory environment has to date, in general, given MidAmerican Energy an exclusive right to serve electricity customers within its service territory and, in turn, the obligation to provide electric service to those customers.

      In Illinois, the electric retail business is opening up to competition which will be phased in between October 1999 and May
2000.

     In Iowa, if MidAmerican Energy's annual electric jurisdictional return on common equity exceeds 12%, then an equal sharing between customers and shareholders of earnings above the 12% level begins; if it exceeds 14%, then two-thirds of MidAmerican's share of those earnings will be used for accelerated recovery of certain regulatory assets. MidAmerican Energy is precluded from filing for increased rates prior to 2001 unless the return on common equity falls below 9%. Other parties signing the agreement are prohibited from filing for reduced rates prior to 2001 unless the return on common equity, after reflecting credits to customers, exceeds 14%.

     Prior to July 11, 1997, MidAmerican Energy recouped its fuel costs for electricity generation from its Iowa customers on a current basis through the Iowa energy adjustment clause, and thus, fuel costs had little impact on net income. Since then, base rates for Iowa customers include a factor for recovery of a representative level of fuel costs. However, to the extent actual fuel costs vary from that factor, earnings are impacted. However, there is no assurance that future regulatory action could not have a material adverse effect on the Company's fuel costs or results of operations.

      MidAmerican Energy provides gas service at retail pursuant to non-exclusive municipal franchises.

     In connection with the recent approval by the Iowa Utilities Board of the MidAmerican Merger, MidAmerican Energy agreed, among other things, to use all commercially reasonable efforts to maintain an investment grade credit rating for MidAmerican Energy and its long-term debt and to seek the approval of the Iowa Utilities Board of a reasonable utility capital structure if MidAmerican Energy's common equity level decreases below specified levels (42% and 39%, respectively, of total capitalization) under certain circumstances.

      Statement of Financial Accounting Standards (SFAS) No. 71 sets forth accounting principles for operations that are regulated and meet certain criteria. For operations that meet the criteria, SFAS 71 allows, among other things, the deferral of costs that would otherwise be expensed when incurred. A possible consequence of the changes in the utility industry is the discontinued applicability of SFAS 71. The majority of MidAmerican Energy's electric and gas utility operations currently meet the criteria of SFAS 71, but its applicability is periodically reexamined. If utility operations no longer meet the criteria of SFAS 71, MidAmerican Energy would be required to write off the related regulatory assets and liabilities from its balance sheet and thus, a material adjustment to earnings in that period could result.

        12.    Northern   Regulatory   Environment.    Northern's
electricity distribution and supply businesses are subject to extensive regulation in the United Kingdom.

           Pricing Regulation of Distribution. Revenue from Northern's distribution business is controlled by a formula (the "Distribution Price Control Formula") which determines the maximum average price per unit of electricity (expressed in kilowatt ("kW") hours, a "unit") that a regional electricity company (a "REC") in the United Kingdom may charge. The Distribution Price Control Formula is expected to have a five year duration and is subject to review by the Director General of Electricity Supply (the "Regulator") at the end of each five-year period and at other times in the discretion of the Regulator. At each review, the Regulator can propose adjustments to the Distribution Price Control Formula. In July 1994, a review resulted in a 17% reduction in allowed distribution income compared to the original formula, before allowing for inflation, effective April 1, 1995. In July 1995, a further review of distribution prices was concluded by the Regulator for fiscal years 1997 to 2000. As a result of this further review, Northern's allowed distribution income was reduced by a further 13% effective April, 1996, with additional reductions for each of fiscal years 1998-2000 of 3% after allowing for inflation. There can be no assurance that any future price reviews by the Regulator will not have a material adverse effect on the Company's results of operations.

     Competition in Supply. The market for customers with a maximum demand above 1 MW has been open to competition for suppliers of electricity since privatization, and prices to these customers are not subject to regulation. The market for customers with a maximum demand of above 100 kW became competitive in April 1994. The market for customers with demand of less than 100 kW is being progressively opened to competition by geographic area, with competition in all areas expected by the summer of 1999. Within Northern Electric's authorized supply area, prices to these domestic and small non-domestic customers are subject to a price cap which requires tariffs prevailing at August 1997 to be reduced by 4.2% after allowing for inflation, effective from April 1, 1998, with a further reduction of 3% after allowing for inflation, effective from April 1, 1999. There can be no assurance that competition among suppliers of electricity will not have a material adverse effect on the Company's results of operations. The domestic gas market is also open to competition and there can be no assurance that competition among suppliers of gas will not have a material adverse effect on the Company's results of operations.

     Pool Purchase Price Volatility. Northern's supply business generally involves entering into fixed price contracts to supply electricity to its customers. Northern obtains the electricity to satisfy its obligations under such contracts primarily by purchases from the wholesale trading market for electricity in England and Wales (the "Pool"). Because the price of electricity purchased from the Pool, Northern is exposed to risk arising from differences between the fixed price at which it sells and the fluctuating prices at which it purchases electricity, unless it can effectively hedge such exposure. In addition, the United Kingdom government has announced plans to reform the wholesale trading market for electricity by eliminating the Pool and creating a bilateral wholesale trading market. The announced date for elimination of the Pool is April, 2000. Elimination of the Pool will create risks of a mismatch between the prices at which Northern purchases electricity from wholesale suppliers and the price at which it has, or will, contract to sell electricity to its customers. Northern's ability to manage such risks at acceptable levels will depend, in part, on the specifics of the supply contracts that Northern enters into, Northern's ability to implement and manage an appropriate contracting and hedging strategy, and the development of an adequate market for hedging instruments. There can be no assurance that this risk will be effectively mitigated.

          Changes in Government Policy. There can be no assurance that possible changes in tax or utility regulation by the United Kingdom government, by whichever party it is controlled, would not cause a material adverse effect on the Company's results of operations.

      13. Impact of Environmental, Energy and Other Regulations. The Company is subject to a number of environmental and other laws and regulations affecting many aspects of its present and future operations, including the disposal of various forms of waste, the construction or permitting of new facilities and the drilling and operation of new and existing wells. Such laws and regulations generally require the Company to obtain and comply with a wide variety of licenses, permits and other approvals. The Company also remains subject to a number of complex and stringent laws and regulations that both public officials and private individuals may seek to enforce. There can be no assurance that existing regulations will not be revised or that new regulations will not be adopted or become applicable to the Company which could have an adverse impact on its operations. The structure of federal and state energy regulation is currently undergoing change and has in the past, and may in the future, be the subject of various challenges, initiatives and restructuring proposals by utilities and other industry participants. The implementation of regulatory changes in response to such challenges, initiatives and restructuring proposals could result in the imposition of more comprehensive or stringent requirements on the Company, electric utilities or other industry participants, which would result in increased compliance costs and could have a material adverse effect on the Company's results of operations. In addition, regulatory compliance for the construction of new facilities is a costly and time-consuming process, and intricate and rapidly changing environmental regulations may require major expenditures for permitting and create the risk of expensive delays or material impairment of project value if projects cannot function as planned due to changing regulatory requirements or local opposition.

      The Public Utility Regulatory Policies Act of 1978, as amended ("PURPA"), and the Public Utility Holding Company Act of 1935, as amended ("PUHCA"), are two of the laws (including the regulations thereunder) that affect the Company's and certain of its subsidiaries operations. PURPA provides to qualifying facilities ("QFs") certain exemptions from federal and state laws and regulations, including organizational, rate and financial regulation. PUHCA regulates public utility holding companies and their subsidiaries. The Company currently is exempt from PUCHA based on the intrastate exemption and is not and will not be subject to regulation as a holding company under PUHCA (except for Section 92) as long as its utility operations remain predominately in the state of Iowa, the domestic power plants it owns are QFs under PURPA (and the Company's ownership interest is limited to 50%) or are exempted as exempt wholesale generators ("EWGs"), and its foreign utility operations are exempted as EWGs or foreign utility companies or are otherwise exempted under PUHCA. QF status is conditioned on meeting certain criteria including the maximum ownership limitations which apply to the Company now that it owns MidAmerican Energy Company. In addition to these limitations, the QF status of the Company's affiliates facilities depends upon certain other criteria and would be jeopardized, for example, in the case of the Company's cogeneration facilities by the loss of a steam customer or reduction of steam purchases below the amount required by PURPA. The Company's four cogeneration facilities have steam sales agreements with existing industrial hosts which agreements must be maintained in effect or replaced in order to maintain QF status. In the event the Company were unable to avoid the loss of QF status for one or more of its affiliates facilities, such an event could result in termination of a given project's power sales agreement and a default under the project subsidiary's project financing agreements, which could have a material adverse effect on the Company.

      In addition to Congressional initiatives, many states are implementing or considering regulatory initiatives designed to increase competition in the domestic power generation industry and increase access to electric utilities' transmission and distribution systems for independent power producers and electricity consumers. The Company cannot predict the final form or timing of the proposed industry restructuring or the results of its operations.

      The Company is subject to a number of environmental and other laws and regulations affecting many aspects of the Company's present and future operations, including the operation of coal-fired generating facilities, including the disposal of various forms of waste, the construction or permitting of new facilities and air and water quality. Such laws and regulations generally require the Company to obtain and comply with a wide variety of licenses, permits and other approvals. The Company will also be subject to a number of complex and stringent laws and regulations that both public officials and private individuals may seek to enforce. There can be no assurances that existing regulations will not be revised or that new regulations will not be adopted or become applicable to the Company which could have an adverse impact on its operations. The implementation of regulatory changes imposing more comprehensive or stringent requirements on the Company, to the extent such changes would result in increased compliance costs or additional operating restrictions, could have a material adverse effect on the Company's results of operations.

      In addition, regulatory compliance for the construction of new facilities is a costly and time-consuming process, and intricate and rapidly changing environmental regulations may require major expenditures for permitting and create the risk of expensive delays or material impairment of project value if projects cannot function as planned due to changing regulatory requirements or local opposition.

      14. Nuclear Risks. In particular, regulatory requirements applicable in the future to nuclear generating facilities could adversely affect the results of operations of the Company and MidAmerican Energy. Following the MidAmerican Merger, the Company became subject to certain generic risks associated with utility nuclear generation, including risks arising from the operation of nuclear facilities and the storage, handling and disposal of high-level and low-level radioactive materials; limitations on the amounts and types of insurance commercially available in respect of losses that might arise in connection with nuclear operations; and uncertainties with respect to the technological and financial aspects of decommissioning nuclear plants at the end of their licensed lives. The Nuclear Regulatory Commission ("NRC") has broad authority under federal law to impose licensing and safety-related requirements for the operation of nuclear generating facilities and in the event of non-compliance, has the authority to impose fines or shut down a unit, or both, depending upon its assessment of the severity of the situation, until compliance is achieved. Revised safety requirements promulgated by the NRC have, in the past, necessitated substantial capital expenditures at nuclear plants, including those in which the Company's affiliate has a long-term power purchase contract or ownership interest, such as the Cooper and Quad-Cities units, and additional such expenditures could be required in the future. In addition, although the Company has no reason to anticipate a serious nuclear incident at the units in which the Company has an interest, if such an incident did occur, it could have a material but presently undeterminable adverse effect on the Company's financial condition.

      15. Year 2000. The "Year 2000" issue arises from the widespread use of computer programs that rely on two-digit date codes to perform computations or decision-making functions. Many of these programs may fail due to an inability to interpret properly date codes beginning January 1, 2000. The Company has undertaken an extensive ongoing project to address its information technology ("IT") and non-IT (including embedded technology) systems potentially affected by the year 2000 date change. The Company has completed the inventory, assessment and planning phases for substantially all of the Company's systems and currently expects to complete the resolution and implementation phases for nearly all of the Company's high-and medium-priority systems to ensure that such systems are suitable for continued use into the year 2000 by June 30, 1999. Despite the comprehensive nature of the Company's year 2000 project, it is possible that the Company may experience random, widespread and/or simultaneous failures in its subsidiaries generation, transmission and distribution systems during January 2000, or later or that third party failures may effect the Company. Although the Company is developing contingency plans for anticipated risks of interruption to the generation or distribution of energy, the Company cannot give assurances that outages will not occur. Although the impact on the Company's future operations and revenues is unknown, any failure of the Company's systems to perform because of year 2000 implications could result in operating problems and costs material to the Company. Although the Company believes its compliance project will be completed sufficiently in advance of January 1, 2000, unforeseen and other factors could cause delays in the project and/or require material expenditures by the Company, which could have a material adverse effect on the Company's results of operations. In addition, the Company cannot give assurances that it will not be adversely affected by year 2000 problems experienced by third parties.





                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         MIDAMERICAN ENERGY HOLDINGS COMPANY

Dated:  March 26, 1999        By:  /s/  Douglas L. Anderson
                                        Douglas L. Anderson
                                        Vice President